SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

/ X / Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material Pursuant to Section 240.14a-12

                        Ramtron International Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/   / Fee computed on table below per Exchange Act Rule 14-6(i)(4) and 0-11

      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                      RAMTRON INTERNATIONAL CORPORATION
                             1850 RAMTRON DRIVE
                      COLORADO SPRINGS, COLORADO  80921

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 22, 2008

To the Stockholders of Ramtron International Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the "Annual Meeting") of Ramtron International Corporation, a Delaware corporation (the "Company"), will be held on May 22, 2008, at 10:30 a.m., local time, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, for the following purposes, each as more fully described in the attached Proxy Statement:

1. To elect seven directors to our Board of Directors. The names of the nominees to be presented for election are: William G. Howard, William W. Staunton, III, Eric A. Balzer, William L. George, Jack L. Saltich, Theodore J. Coburn, and Eric Kuo.

2. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year ending December 31, 2008.

3. To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only record holders of the Company's Common Stock at the close of business on April 3, 2008, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the Annual Meeting during ordinary business hours for ten (10) days prior to the Annual Meeting.

A copy of our summary annual report to Stockholders for the year ended December 31, 2007, which contains consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement. These materials may be accessed on our website at www.ramtron.com, Investor Relations, Investor Briefcase. This proxy statement and accompanying proxy are first being mailed to our stockholders on or about April 22, 2008.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether you own a few or many shares of stock and whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted to ensure your representation and the presence of a quorum at the annual meeting. Most beneficial stockholders who own shares through a bank or broker may vote by telephone, the Internet, or by mail. Registered stockholders who

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own their shares in their own name must vote by mail or in person.  If you vote by mail, please complete, sign, date and return the accompanying proxy card in the enclosed envelope. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. Your proxy may be revoked at any time prior to the annual meeting in accordance with the procedures set forth in the Proxy Statement.

                                            By Order of the Board of Directors

                                            /s/ Eric A. Balzer
                                            -----------------------
                                            Eric A. Balzer
                                            Secretary
Colorado Springs, Colorado
April 22, 2008

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                      RAMTRON INTERNATIONAL CORPORATION
                             1850 RAMTRON DRIVE
                      COLORADO SPRINGS, COLORADO  80921

                               PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited by and on behalf of the Board of Directors of Ramtron International Corporation, a Delaware corporation ("us," "we," or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 22, 2008, at 10:30 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920.

                               VOTING AND PROXIES

WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT AND HOW DO I GET EXTRA COPIES?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and the committees of our Board of Directors, the compensation of directors and our executive officers for fiscal year 2007, and other required information.

The proxy materials consist of this Proxy Statement and our 2007 Summary Annual Report. Also, we provide free copies of our Proxy Statement and Annual Report on Form 10-K upon request. Send such requests to Ramtron International Corporation, Investor Relations, 1850 Ramtron Drive, Colorado Springs, Colorado 80921, or call toll free 1-800-545-3726.

WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

The items of business scheduled to be voted on at the Annual Meeting are:

    To elect seven directors to our Board of Directors. The names of the nominees to be presented for election are: William G. Howard, William W. Staunton, III, Eric A. Balzer, William L. George, Jack L. Saltich, Theodore J. Coburn, and Eric Kuo.

    To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year ending December 31, 2008.

We will also consider any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof. See "WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING? below.

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WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Annual Meeting, our stockholders will be asked to act upon the matters outlined in the notice of meeting and described in this proxy statement, including the election of directors and ratification of the appointment of our independent auditors for the fiscal year ending December 31, 2008. In addition, management will respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

Only holders of record of shares of the Company's Common Stock at the close of business on April 3, 2008 (the "Record Date") are entitled to vote at the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. 26,524,033 shares of Common Stock were outstanding as of the close of business on the Record Date.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF THE COMPANY'S COMMON STOCK?

Each outstanding share of the Company's Common Stock is entitled to one vote for each matter.

HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, and for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided by their brokers and mailing them in the accompanying pre-addressed envelopes.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing either a notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of the Company. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

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HOW ARE VOTES COUNTED?

In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to all of or one or more of the nominees.

For the vote of ratification in the appointment of our independent auditors, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board and "FOR" the ratification of the independent auditors).

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

In the election of directors, the seven persons receiving the highest number of "FOR" votes cast in their favor at the Annual Meeting will be elected. Ratification of the independent auditors requires the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers generally have discretionary authority to vote on each of the two items (election of directors and ratification of the independent auditors) expected to be presented. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal; however, they will be counted for purposes of determining a quorum. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

WHAT CONSTITUTES A QUORUM?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the conduction of business by the Company at the meeting. As of the Record Date, 26,524,033 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 13,262,017 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

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WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Gery E. Richards and William W. Staunton, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director at the time of the meeting, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

DO THE STOCKHOLDERS HAVE ANY APPRAISAL RIGHTS WITH REGARD TO ANY OF THE
PROPOSALS?

No. Under Delaware law, stockholders are not entitled to appraisal rights with respect to these proposals.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Provided, however, that in the event the Company determines it is necessary to engage a proxy soliciting firm for the purpose of soliciting proxies for items to be voted upon, the Company may do so prior to the meeting. Any such firm engaged would be paid customary fees for their services. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results at the Annual Meeting, and we will publish final results in our Quarterly Report on Form 10-Q for the second quarter ending June 30, 2008.

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WHAT IS THE DIFFERENCE BETWEEN HOLDING MY SHARES AS A STOCKHOLDER OF RECORD
AND AS A BENEFICIAL OWNER?

Most stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     - Stockholder of Record - If your shares are registered directly in your name with the Company's transfer agent, Computershare Trust Company, N.A. you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company's designated proxyholders or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use together with the notice of meeting and this proxy statement.

     - Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the stockholder of record, you may not vote these in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

HOW WILL MY PROXY BE VOTED?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposal 2. We are not aware of any other matter that may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment.

WHAT IF I DON'T MARK THE BOXES ON MY PROXY?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

     - The election of William G. Howard, William W. Staunton, III, Eric A. Balzer, William L. George, Jack L. Saltich,
        Theodore J. Coburn, and Eric Kuo as directors.

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     -  The ratification of the appointment of Ehrhardt Keefe Steiner &
        Hottman PC as our independent auditors for the fiscal year ending December 31, 2008.

CAN I GO TO THE ANNUAL MEETING IF I VOTE BY PROXY?

Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting or by delivering a later dated proxy.

WILL MY VOTE BE PUBLIC?

No. As a matter of policy, stockholder proxies, ballots and tabulations that identify individual stockholders are kept confidential and are only available as actually necessary to meet legal requirements.

STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company, which are intended to be presented by such stockholders at the next annual meeting of stockholders of the Company to be held after the 2008 Annual Meeting, must be received by the Company no later than December 15, 2008 or within a reasonable time prior to the Company's filing of its proxy materials, in order that they may be included in the proxy statement and form of proxy relating to the 2009 Annual Meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921 by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 22, 2008.

                        PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

A board of seven directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be

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voted for any nominee who shall be designated by the then members of the Board of Directors to fill the vacancy. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and not for a greater number of persons than the number of nominees listed below. The term of office of each person elected as a director at the Annual Meeting will continue until the next annual meeting of stockholders and such time as his successor is duly elected and qualified or until his earlier resignation, removal or death.

The names of the nominees, who constitute all of the current directors, and certain information about them, are set forth below:

Name                           Age   Position(s) with the Company
----                           ---   ----------------------------

William G. Howard(1)(2)(3)     66    Chairman of the Board
William L. George(2)(3)        65    Director, Chairman of the Nominating
                                     and Governance Committee
Jack L. Saltich(1)(2)          64    Director, Chairman of the Compensation
                                     Committee
Theodore J. Coburn(1)(3)       54    Director, Chairman of the Audit Committee
Eric Kuo(4)                    56    Director
William W. Staunton            60    Director, Chief Executive Officer
Eric A. Balzer                 59    Director, Chief Financial Officer and
                                     Corporate Secretary
-----------
(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee
(3)  Member of the Nominating and Governance Committee
(4)  Mr. Kuo was appointed to the Board effective March 3, 2008.

All directors and executive officers are elected by the Board of Directors for term which continues until the next annual statutory meeting of the stockholders.

Dr. William G. Howard has served as a director since July 1994. Since September 1990, Dr. Howard has been an independent engineering consultant to various entities, including SEMATECH, the Semiconductor Industry Association and Dow Corning. From October 1987 until December 1990, he served as a Senior Fellow at the National Academy of Engineering while on leave from Motorola. From 1969 to 1990, Dr. Howard was employed by Motorola where he most recently served as Corporate Senior Vice President and Director of Research and Development. Dr. Howard is a member of the National Academy of Engineering and a fellow of the Institute of Electrical Engineers and of the American Association for the Advancement of Science. Dr. Howard is Chairman of Thunderbird Technologies, a private company developing new transistor technologies, and is a director of Xilinx, Inc. (XLNX), a public company that manufactures integrated circuits.

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Dr. William L. George became a director of the Company in August 2005.
Since June 2007, Dr. George has served as Executive Vice President, Manufacturing Services, of ON Semiconductor, a supplier of performance power solutions. From August 1999 until June 2007, Dr. George served as Executive Vice President of Operations for ON Semiconductor. From June 1997 until July 1999, Dr. George served as corporate vice president and director of Manufacturing for Motorola's Semiconductor Components Group. Dr. George served as a Supervisory Director of Metron Technology, a global supplier of semiconductor equipment and materials, from October 2003 until it was acquired by Applied Materials, Inc. in October 2004. Dr. George received a B.S. degree in Metallurgical Engineering from the University of Oklahoma and a Ph.D. in Materials Science from Purdue University. Dr. George is a director of Silicon Image, Inc. (SIMG), a public company that designs and develops mixed-signal integrated circuits.

Mr. Jack L. Saltich has been a member of our Board of Directors since August 2005. Mr. Saltich is a retired executive with over 30 years of experience. From July 1999 until his retirement in August 2005, he was President and Chief Executive Officer of Three Five systems Inc., a technology company specializing in the design, development, and manufacturing of custom LCD displays and display systems. From 1993 to 1999, Mr. Saltich served as a Vice President with Advanced Micro Devices ("AMD"), where his last position was General Manager of AMD's European Microelectronics Center in Dresden, Germany. From 1971 to 1988, Mr. Saltich served in a number of capacities with Motorola Inc., culminating in his position as Vice President and Director of the Company's Advanced CMOS Product R&D Laboratory. Mr. Saltich also serves on the board of directors of four other public companies, Immersion Corporation
(IMMR), Leadis Technology (LDIS), Atmel Corporation (ATML), and InPlay Technologies (NPLA), is Chairman of Vitex Systems Inc., a private company, and serves on the Technical Advisory Board for DuPont Electronic Materials Business. Three-Five Systems, Inc. filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code on September 8, 2005.
Mr. Saltich received both a bachelor and masters degrees in electrical engineering from the University of Illinois. In 2002, he received a distinguished alumni award from the University of Illinois.

Mr. Theodore J. Coburn joined the Company as a director in September 2005. Since August 1991, Mr. Coburn has served as president of the Coburn Capital Group, a boutique investment bank based in New York City. From April 2005 until May 2007, Mr. Coburn was a partner of Triton Real Estate Partners, a real estate development company. He serves as trustee of the Allianz Global Investors Mutual Fund Complex and a director of Nicholas-Applegate Fund, Inc. Since July 2007, Mr. Coburn has served as executive vice president of Nations Academy, a private education management company. From March 2006 to January 2007, Mr. Coburn was executive vice president of Edison Schools Inc., a private educational management company. From March 2002 to August 2003, Mr. Coburn was senior vice president and head of the Domestic Corporate Client Group at The Nasdaq Stock Market, Inc. Mr. Coburn received a B.S. degree in Economics and Finance from the University of Virginia; an M.B.A. degree from Columbia's Graduate School of Business; and a Master of Divinity degree, a Masters degree in Education, and a Certificate of Advanced Studies in Cognitive Development from Harvard University.

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Mr. Eric Kuo joined us as a director in March 2008.  From April 2003 until his retirement in December 2007, he served as president and managing director of Fairchild Semiconductor (HK) Ltd. (FCS), a public company that provides high performance semiconductors optimize energy for various product applications.
In that capacity, Mr. Kuo was responsible for defining and implementing the region's strategic business plan and served as the point person for Fairchild Semiconductor's Asia Pacific investments, acquisitions, divestitures and joint ventures. From August 2001 to March 2003, he served as Senior Vice President and Managing Director of Fairchild Semiconductor (HK) Ltd. Mr. Kuo holds both a BSc in Management from National Chung Hsin University in Taiwan and an MBA from Golden Gate University in San Francisco.

Mr. William W. Staunton joined us as a director and our Chief Executive Officer in December 2000. Prior to joining us, Mr. Staunton served as Chief Operating Officer of Maxwell Technologies, which designs and manufactures multi-chip modules and board products for commercial satellite applications, from March 1999 until December 2000. Mr. Staunton was Executive Vice President of Valor Electronics Inc. from April 1996 until February 1999.
Valor Electronics designs and manufactures magnetic filter products for use in local area networks and communications products. Mr. Staunton holds a Bachelor of Science degree in Electrical Engineering from Utah State University.

Mr. Eric A. Balzer was named our Chief Financial Officer in October 2004.
Mr. Balzer has served as one of our directors since September 1998. From November 1999 until October 2004, Mr. Balzer was a retired executive. From January 1990 until his retirement in November 1999, Mr. Balzer served as Senior Vice President of Operations for Advanced Energy Industries, Inc. a company that develops, manufactures and markets power conversion devices for the semiconductor equipment industry. Mr. Balzer is a director of Across America Real Estate Development (AARD.OB), which is a public company, involved in real estate development, Across America Real Estate Exchange, Inc. (AAEX.OB), a public shell company, and Intermet Corporation, a private company, that is an independent makers of castings for automakers. Mr. Balzer holds a Bachelor of Science degree in Finance from the University of Colorado.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                  STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF
                           THE NOMINEES NAMED ABOVE

                           COMPENSATION OF DIRECTORS

We pay each of our non-employee directors an annual retainer of $12,000, plus $1,500 for each Board of Directors meeting attended in person by those directors who reside in the United States. Members of our Board of Directors who reside outside of the United States receive $2,500 for each Board of Directors meeting attended in person. Non-employee directors also receive $1,000 for each telephonic board meeting attended. The Chairman of the Board of Directors is paid an annual retainer of $50,000.

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Effective January 1, 2008, the annual retainer received by our non-employee directors increased to $20,000 from $12,000 in 2007, which is allocated as $12,000 in cash and $8,000 paid in restricted stock awards, the value determined as of the date of grant. The cash retainer fees are paid monthly on a ratable basis.

The Chairman of the Audit Committee receives an additional $15,000 cash annual retainer. During 2007, Audit Committee members received an additional $6,000 cash annual retainer. These additional fees are paid monthly on a ratable basis.

The Chairman of the Compensation Committee receives an additional $7,000 cash annual retainer. Effective January 1, 2008, the cash annual retainer for the Compensation Committee members increased to $3,500 from $2,000 in 2007. These additional fees are paid monthly on a ratable basis.

Effective January 1, 2008, the cash annual retainer for the Chairman of the Nominating and Governance Committee increased to $4,000 from $3,000 in 2007. During 2007, Nominating and Governance Committee members received an additional $2,000 cash annual retainer. These additional fees are paid monthly on a ratable basis.

Directors are also reimbursed for reasonable expenses for attending Board of Directors meetings. Non-employee directors are eligible to be granted stock awards under our 2005 Incentive Award Plan.

We do not have a formal policy concerning the granting of stock awards to non-employee directors; however, we may consider adopting such a policy in the future. In February 2003, our Board approved the practice that the Chairman of the Board would receive two times the number of stock option awards granted to non-employee directors generally at the time any such stock option awards are granted. No stock options were granted to non-employee directors during 2007.

Perquisites and Other Personal Benefits. We do not provide any quantifiable perquisites and other personal benefits to non-employee directors.

                        DIRECTOR COMPENSATION FOR 2007

                          Fees Earned or
Name(1)(2)                Paid in Cash($)        Total($)
-----------------         ---------------        --------

William G. Howard             59,999              59,999

William L. George             24,083              24,083

Jack L. Saltich               35,583              35,583

Theodore J. Coburn            33,583              33,583

----------
(1)  Mr. Kuo was elected to the Board of Directors on March 3, 2008.

(2)  No equity awards were granted to non-employee directors during 2007.

                                   Page-14

          DIRECTOR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

                         Stock Option    Stock Option
                           Awards           Awards          Restricted
Name(1)(2)              Exercisable(#)  Unexercisable(#)  Stock Awards(#)
----------------------  --------------  ----------------  ----------------

William G. Howard          484,000               0               0

William L. George          150,000               0               0

Jack L. Saltich            150,000               0               0

Theodore J. Coburn         150,000               0               0

----------
(1)  Mr. Kuo was elected to the Board of Directors on March 3, 2008.

(2)  No equity awards were granted to non-employee directors during 2007.

       INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors currently consists of seven directors. The Board of Directors held a total of eight meetings during 2007. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during 2007. All committee members attended at least 75% of the aggregate of the total number of meetings held by all committees of the Board of Directors on which he served during 2007. While we do not have a formal policy regarding the attendance of directors at the Annual Meeting of Stockholders, all directors are encouraged to attend. One non-employee director and both employee directors of the Board of Directors attended last year's Annual Meeting of Stockholders.

The Board of Directors consists of a majority of "independent directors" as such term is defined in The Nasdaq Stock Market's Marketplace Rules. The Board of Directors has determined that Dr. William G. Howard, Dr. William L. George, Mr. Jack L. Saltich, Mr. Theodore J. Coburn and Mr. Eric Kuo are independent directors in accordance with the listing requirements of NASDAQ. In making this determination, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to us.

The National Electrical Benefit Fund (the "Fund"), which as of April 15, 2008 beneficially held 9.3% of our outstanding common stock, is entitled to designate one member of our Board of Directors as long as the Fund owns shares of our common stock equal to or greater than five percent (5%) of our outstanding common stock. At this time, the Fund has not designated an individual to serve as a director on our Board.

                                   Page-15

The three standing committees of the Board are the Audit Committee, Compensation Committee and the Nominating and Governance Committee. The Board has appointed only independent directors to the Audit, Compensation and Nominating and Governance Committees.

Audit Committee
---------------

The members of the Audit Committee during 2007 were Committee Chairman Mr. Coburn, Dr. Howard, and Mr. Saltich. There were seven meetings of the Audit Committee during 2007. The Audit Committee is responsible for:

- Appointing, approving the fees of and assessing the independence of our independent registered public accounting firm;

- Overseeing the work of our independent registered public accounting firm, including through receipt of reports from the independent registered public accounting firm and information received in respect to other non-audit related services that the auditors may be asked to perform;

- Reviewing and discussing our annual audited financial statements and related disclosures with management and the independent registered public accounting firm;

-  Reviewing our quarterly unaudited financial statements;

- Coordinating oversight of our internal controls over financial reporting, disclosure controls and procedures and code of conduct;

-  Overseeing our internal audit functions;

- Establishing procedures for the receipt and retention of accounting related complaints and concerns;

- Meeting independently with our independent registered public accounting firm;

-  Reviewing any related party transactions; and

- Preparing the required Audit Committee report, which is provided on page 42 of this proxy statement.

Each Audit Committee member is considered "independent" as defined in The Nasdaq Stock Market's Marketplace Rules and Securities and Exchange Commission regulations. During 2007, the Board of Directors determined that based on the credentials of Mr. Theodore J. Coburn, the Chairman of the Audit Committee, Mr. Coburn qualified as an "audit committee financial expert" within the meaning of Securities and Exchange Commission regulations.

                                   Page-16

The Audit Committee has adopted a written charter for the Audit Committee and a copy is filed as Appendix A to this Proxy. The Audit Committee Charter is also available on our website, www.ramtron.com. This material is available in print to any stockholder who requests it in writing by contacting our Corporate Secretary at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

Compensation Committee
----------------------

The Compensation Committee develops compensation policies and implements compensation programs, makes recommendations annually concerning salaries and incentive compensation, awards stock options and restricted stock to officers and employees under our stock incentive plans and otherwise recommends compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. Compensation for our named executive officers each year is usually determined prior to the first quarter of the relevant year. When determining recommendations for annual compensation levels and targets, the Compensation Committee considers competitive market data and establishes compensation based on these factors or in the case of our named executive officers, makes recommendations to our Board of Directors, who then act as a whole to set compensation based on these factors. The values of each component of total direct compensation (base salary, target annual cash incentive and equity awards) for the current year, as well as total annual compensation for the prior year (including equity holdings, potential change of control payments and vested benefits) are all considered collectively by our Compensation Committee as part of this process.

Our Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist our Compensation Committee in determining the compensation of our executive officers. Our Compensation Committee may, from time to time, delegate certain authority to authorized persons internally, including our human resources department, to carry out certain administrative duties. The Compensation Committee holds executive sessions (with no members of management present) at the majority of its meetings.

The Compensation Committee is currently composed of Committee Chairman
Mr. Saltich, Dr. Howard and Dr. George, each of whom is independent under Nasdaq listing standards. The Compensation Committee met four times during 2007.

Nominating and Governance Committee
-----------------------------------

The members of the Nominating and Governance Committee during 2007 were Committee Chairman Dr. George, Dr. Howard and Mr. Coburn. The Nominating Committee held one meeting in 2007. The Nominating and Governance Committee is responsible for:

- Making regular and meaningful contacts throughout the year with the Chairman of the Board, other committee chairpersons and members of senior management;

                                   Page-17

- The development and participation in a process for ongoing review of corporate governance issues of the Company and recommending corporate governance principles to the Board of Directors. The Committee has the authority to obtain and utilize resources the Committee deems necessary, including independent counsel and advisors;

- The establishment of the criteria for board membership, including the size and structure of our Board and Board Committees, and evaluating and considering potential candidates, including those suggested by our stockholders;

- Reviewing, discussing and assessing the performance of our Board and its committees and making recommendations for improvement of performance; and

- The periodic review and assessment of non-employee director compensation for service on the Board and its committees and recommending any changes in compensation considered appropriate.

The Nominating and Governance Committee Charter is available on our website at www.ramtron.com. This material is available in print to any stockholder who requests it in writing by contacting our Corporate Secretary at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

With regard to the 2009 annual meeting of stockholders, any stockholder director nominee submissions must be received by the Corporate Secretary no later than the date by which stockholder proposals for such annual meeting must be received as described above under the heading "DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS."

            STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has implemented a process by which our stockholders may send written communications to the Chairman or to the Board's attention. Any stockholder may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Ramtron International Corporation, Attn: Chairman of the Board, 1850 Ramtron Drive, Colorado Springs, Colorado 80921. This information is also available on the Company's website at www.ramtron.com. The Corporate Secretary has been instructed by the Board to promptly forward all communications so received to the Chairman, the full Board, or the individual Board member(s) specifically addressed in the communication.

                                   Page-18

                      EXECUTIVE OFFICERS OF THE REGISTRANT

Our executive officers and their ages are as follows:

Name                       Age   Position(s)
----                       ---   -------------------------------------------
William W. Staunton        60    Director, Chief Executive Officer
Eric A. Balzer             59    Director, Chief Financial Officer and
                                   Corporate Secretary
Robert R. Djokovich        51    Chief Operating Officer

Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Staunton and Mr. Balzer, see "Nominees" above.

Mr. Djokovich joined the Company in January 2006 as Sr. Vice President of Product Realization and was appointed Chief Operating Officer in April 2007. From April 1990 to December 2005, Mr. Djokovich was employed by Advanced Energy Industries and held various positions, serving most recently as Vice President of Operations Engineering prior to his departure. Advanced Energy Industries is a company that develops, manufactures, and markets power conversion devices for the semiconductor equipment industry. Mr. Djokovich served on the Board of Directors of the US Olympic Committee from 2000 to 2004 and served as President of USA Team Handball from 2000 to 2004. Mr. Djokovich holds a Bachelor of Science degree in Engineering from the United States Air Force Academy.

                           SECURITY OWNERSHIP OF
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of April 15, 2008 by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all directors and executive officers as a group.

Name and Address                     Shares of Common Stock         Percent
Beneficial Owner(1)                  Beneficially Owned(2)        of Class(3)
---------------------------          ----------------------       -----------

National Electrical Benefit Fund            2,551,377(4)             9.3%
1125 15th Street, N.W., Room 912
Washington, D.C.  20005

Cortina Asset Management, LLC               2,489,072(5)             9.4
330 East Kilbourn Avenue
Suite 850
Milwaukee, WI  53202

William W. Staunton                         1,029,630(6)             3.8
Eric A. Balzer                                543,526(7)             2.0
William G. Howard                             485,754(8)             1.8
William L. George                             151,754(9)              *
Jack L. Saltich                               151,754(10)             *
Theodore J. Coburn                            151,754(11)             *
Eric Kuo                                        1,428(12)             *
Robert R. Djokovich                           174,677(13)             *

                                   Page-19

All directors and executive
officers as a group (8 persons)             2,690,277(14)            9.4
---------------
*    Less than one percent

(1) For directors and officers, the address is c/o Ramtron International Corporation, 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

(2) Such persons or entities have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws where applicable, except as otherwise indicated in the information contained in these footnotes.

(3) Pursuant to Rule 13d-3(d)(1)(B) of the Securities Exchange Act of 1934, as amended, shares of Common Stock issuable upon the exercise of warrants or stock options held by each person or entity set forth in the table which are currently or become exercisable within 60 days are included in the number of shares of Common Stock outstanding for purposes of determining the percentage ownership of such person or entity.

(4) Includes: (i) 1,638,680 shares of Common Stock owned by the National Electrical Benefit Fund (the "Fund"); (ii) 905,697 shares of Common Stock issuable upon exercise of warrants held by the Fund; and (iii) 7,000 shares of Common Stock issuable upon exercise of vested options held by the Fund. The trustees of the Fund share voting and dispositive powers as to such shares.

(5) Cortina Asset Management, an investment advisor, beneficially owns 789,072 shares over which it possesses sole voting power and 1,700,000 shares as to which Cortina has dispositive power, based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007.

(6)  Includes: (i) 80,880 shares of Common Stock owned directly; (ii)
     783,750 shares of Common Stock issuable to Mr. Staunton upon exercise of options that are vested and exercisable within 60 days from April 15, 2008; and (iii) 165,000 shares of restricted stock that will only vest upon the achievement of certain performance targets prior to December 31, 2009.

(7)  Includes: (i) 127,026 shares of Common Stock owned directly; (ii)
     276,500 shares of Common Stock issuable to Mr. Balzer upon exercise of options that are vested and exercisable within 60 days from April 15, 2008; and (iii) 140,000 shares of restricted stock that will only vest upon the achievement of certain performance targets prior to December 31, 2009.

(8) Includes: (i) 1,754 shares of Common Stock owned directly; and (ii) 484,000 shares of Common Stock issuable to Dr. Howard upon exercise of options that are vested and exercisable within 60 days from April 15, 2008.

                                   Page-20

(9) Includes: (i) 1,754 shares of Common Stock owned directly; and (ii) 150,000 shares of Common Stock issuable to Dr. George upon exercise of options that are vested and exercisable within 60 days from April 15, 2008.

(10) Includes: (i) 1,754 shares of Common Stock owned directly; and (ii) 150,000 shares of Common Stock issuable to Mr. Saltich upon exercise of options that are vested and exercisable within 60 days from April 15, 2008.

(11) Includes: (i) 1,754 shares of Common Stock owned directly; and (ii) 150,000 shares of Common Stock issuable to Mr. Coburn upon exercise of options that are vested and exercisable within 60 days from April 15, 2008.

(12) On April 1, 2008, Mr. Kuo was issued a restricted stock award for 1,428 shares and such shares will fully vest as of April 30, 2008.

(13)  Includes: (i) 34,677 shares of Common Stock owned directly; (ii)
      50,000 shares of Common Stock issuable to Mr. Djokovich upon exercise of options that are vested and exercisable within 60 days from April 15, 2008; and (iii) 90,000 shares of restricted stock that will only vest upon the achievement of certain performance targets prior to December 31, 2009.

(14) Includes: (i) 251,027 shares of Common Stock owned directly; (ii) 2,044,250 shares of Common Stock issuable upon exercise of options that are vested and exercisable within 60 days from April 15, 2008; and (iii) 395,000 shares of restricted stock that will only vest upon the achievement of certain performance targets prior to December 31, 2009 by executive officers of the Company.

                    EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of December 31, 2007, relating to equity compensation plans of the Company pursuant to which common stock is authorized for issuance:

                                   Page-21

                    Number of
                    securities       Weighted-               Number of
                      to be           average               securities
                   issued upon       exercise           remaining available
                   exercise of       price of           for future issuance
                   outstanding      outstanding            under equity
                     options,         options,          compensation plans
                  warrants, and    warrants, and      (excluding securities
                      rights          rights         reflected in column (a))
Plan category          (a)              (b)                     (c)
-------------     -------------   --------------     ------------------------
Equity
compensation
plans approved
by security
holders(1)          5,683,445          $3.38                 891,089

Equity
compensation
plans not
approved by
security
holders(2)            413,746          $3.94                  14,184
                    ---------                               ---------
Total               6,097,191          $3.42                 905,273
                    =========                               =========
-----------
(1) Includes options granted under the Company's 1995 Stock Option Plan, as amended (the "1995 Plan"), and the 2005 Incentive Award Plan (the "2005 Plan"), collective, the "Plans." The options granted under the Plans become exercisable in full or in installments pursuant to the terms of each grant. Directors and officers of the Company are eligible to participate in these Plans.

(2) On August 17, 1999, our Board of Directors adopted the 1999 Stock Option Plan under which a total of 700,000 shares of the Company's Common Stock were authorized for issuance pursuant to the exercise of stock options granted there under. The exercise price of all non-qualified stock options must be equal to at least 95% of the fair market value of the common stock on the date of grant and the maximum term of each grant is ten years. Options granted become exercisable in full or in installments pursuant to the terms of each grant. Directors and executive officers of the Company are not eligible to participate in the 1999 Plan. We did not issue any stock options under the 1999 Stock Option Plan during 2007.

                                   Page-22

                              EXECUTIVE COMPENSATION
                       COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives
--------------------------------------

Our objective is to attract, retain and motivate highly qualified executives with competitive compensation packages and reward them for achieving the goals we set for our company and the individual executive officers. Our executive officer compensation program supports our business strategy with the goal of enhancing the value of our Company by improving top-line results while remaining focused on cash flow performance and increased operating efficiency.

Our compensation program emphasizes a pay-for-performance concept, meaning an individual's compensation and career advancement depends upon meeting and exceeding pre-established Company objectives and goals. The Company's financial performance, as well as the individual executive's performance, are considered when determining an individual executive's compensation.

Role of Compensation Committee and Administration of Compensation Program
-------------------------------------------------------------------------

Our Compensation Committee is responsible for recommending and implementing our compensation program for our Chief Executive Officer and our other executive officers. Each year, the Compensation Committee reviews any reports from outside consultants and any other market data gathered and recommendations from the Chief Executive Officer with respect to his direct reports and makes recommendations on compensation for the named executive officers to the Board of Directors. The Committee also approves the grant of any discretionary equity-based benefits such as stock options and restricted stock to our named executive officers. Our long-term incentive programs consist of restricted stock and stock option awards. Our current 2007 challenge grants of restricted stock awards provide management incentives for performance over a three-year period from 2007 through 2009.

In 2007, the Compensation Committee again hired an independent executive compensation consultant, DolmatConnell & Partners, to review market data and make recommendations regarding the competitiveness of our executive compensation programs with respect to our 2008 executive compensation program. DolmatConnell & Partners reported the finding of its review directly to the Compensation Committee and provided relevant market data from the Company's peer group against which the competitiveness of our total compensation, base salary, annual bonuses, and long-term incentives were compared. The peer group includes U.S.-based public companies in the semiconductor industry, without controlling equity holders, with revenues of $30M to $120M (approximately one half to 2 times the Company's estimated 2008 revenue guidance) and positive revenue growth. There were 12 peer companies considered in the study conducted in the fourth quarter of 2007: Anaren, Inc.; California Micro Devices Corporation; Exar Corporation; hi/fn, Inc.; IntriCon Corporation; Leadis Technology, Inc.; Maxell Technologies, Inc.; Microtune, Inc.; MIPS Technologies, Inc.; NetLogic Microsystems, Inc.; Peerless Systems Corporation; and Wireless Telecom Group, Inc.

                                   Page-23

The December 2006 compensation study used for 2007 compensation decisions showed that our Chief Executive Officer and Chief Financial Officer base salaries were at the 59th percentile, and the 50th percentile, respectively, of the peer group used for this study for similar positions and functions. However, variable compensation (actual total cash) and historical stock awards (long-term incentives) were below market at approximately the 25th percentile relative to our peer group, which were considered in the Committee's determination of compensation for 2007 and beyond. The study also showed that the senior management's base salaries were at the market median of the reviewed peer group for their position and functions, however, variable compensation and the historic stock awards were at the 25th percentile, on average. The Compensation Committee concluded that in light of the findings, an adjustment would be made to bring total compensation for 2007 in line with peer group statistics. The adjustment made by the Compensation Committee was in the form of restricted stock awards granted to our named executive officers. On December 19, 2006 restricted stock awards were granted with a one year vesting period as follows: Chief Executive Officer, Mr. Staunton, received 90,000 shares; Chief Financial Officer, Mr. Balzer, received 60,000 shares; and Chief Operating Officer, Mr. Djokovich, received 32,500 shares. These restricted stock awards were fully vested on December 19, 2007.

Executive Compensation Components for 2007
------------------------------------------

Our executive officer compensation program consisted of:

-  Base salary;

-  Annual cash incentive bonuses;

-  Equity awards;

-  Long-term incentive plan consisting of restricted stock awards;

- Employee benefit plans generally available to our employees, including medical and dental insurance, life insurance and disability plans;

-  401(k) Retirement Plan company matching contributions; and

-  Perquisites and other benefits.

Impact of 2007 Individual Performance
-------------------------------------

                                   Page-24

The Compensation Committee evaluates the performance of our Chief Executive Officer annually. The Compensation Committee generally considers the same factors in determining the Chief Executive Officer's compensation as it does for other executive officers, including both subjective and objective factors. Each year, the Compensation Committee reviews any reports from outside consultants and any other market data gathered and recommendations from the Chief Executive Officer with respect to his direct reports and makes recommendations on compensation for the named executive officers to the Board of Directors. The independent directors then meet as a group in executive session to review the named executive officers performance and the recommendations of the Committee, and uses this review to determine the base salary, annual incentive cash bonus and equity awards.

Our Chief Executive Officer reviews the performance of our Chief Financial Officer and Chief Operating Officer annually. He bases his evaluation on his knowledge of each executive officer's performance and feedback provided by each executive officer's peers and direct reports. In addition, our Chief Executive Officer also reviews the compensation data gathered from the compensation surveys provided by DolmatConnell & Partners, and after considering all relevant information, makes recommendations to the Committee on each executive officer's base salary, annual incentive cash bonuses and equity awards for our named executive officers for current year and future year compensation decisions.

Design of our Compensation Programs
-----------------------------------

The Compensation Committee considers multiple factors when determining recommendations for the amount of total compensation, which includes base salary, annual incentive cash bonus and long-term incentive plans. These multiple factors include peer group compensation, company performance, individual performance, and the relative position. However, compensation may vary from these guidelines based upon the role of the position within our organization, and the executive's experience and performance in achieving objectives.

The Compensation Committee believes that the compensation package for executive officers should consist of the following principal components, which underlie our pay-for-performance philosophy:

- Provide competitive compensation to attract and retain executive talent with the capability to lead within a global company;

- Provide annual base salary competitive with peer group companies who are similar to the Company in terms of industry and revenue.

- Provide incentives for individual initiative, leadership and achievement with annual target incentive cash bonuses, the amount of which is dependent on our financial performance;

- Long-term equity programs that consists of stock option or other forms of equity awards;

                                   Page-25

- Long-term equity incentive compensation plan consisting of performance-contingent restricted stock awards that encourage management to focus on shareholder return;

- Promote executive ownership of our common stock to further align executive's financial interest with stockholders' interest; and

- Appropriate compensation in the event of a change-in-control related termination.

BASE SALARY
-----------

Base salaries are designed to provide executive officers with a level of predictability and stability with respect to a portion of their total compensation package.

When the Committee determines recommendations regarding the executive officers' base salaries, they take into account each officer's role and level of responsibility at the Company. Executive officers with the highest level of responsibility have the lowest percentage of their compensation fixed as base salary and the highest percentage of their compensation at risk.

Recommendations regarding adjustments to base salary are considered at the Compensation Committee's meeting in December of each year. At the end of 2007, changes to the base salaries of our executive officers for 2008 reflected both a review based on their performance and competitive comparisons.

                           2007        Increase        2008        Increase
                           Base          from          Base          from
Name                     Salary($)   Prior Year(%)   Salary($)   Prior Year(%)
-----------------------  ---------   -------------   ---------   -------------
William W. Staunton
Chief Executive Officer   400,000         12          408,000          2

Eric A. Balzer
Chief Financial Officer   292,367         10          306,600          5

Robert R. Djokovich
Chief Operating Officer   246,100          7          260,000          5.7

Based on peer group data, base salaries of the listed officers were, on average, positioned between the 50th and 75th percentiles of our peer group.

INCENTIVE-BASED COMPENSATION
----------------------------

Our pay-for-performance program includes performance-based cash compensation that rewards strong financial performance and equity awards that reward the achievement of long-term performance. Annual incentive cash payments are determined primarily by our financial results and are not linked directly to the Company's stock price performance. The Committee believes that targeting total cash compensation at the 75th percentile is appropriate because of the high proportion of cash compensation that is variable and at risk.

                                   Page-26

The Committee determines recommendations regarding the amount of equity grants and long-term grants based on its subjective consideration of factors such as relative job scope, expected future contributions to the growth and development of the company, and the competitiveness of grants relative to our peer group. When evaluating future contributions, the Committee projects the value of the executive officer's future performance based on the officer's expected career development.

2007 Annual Incentive Cash Bonus Program
----------------------------------------

Participants in the 2007 Annual Incentive Cash Bonus Program include our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, certain Senior Vice President and Vice Presidents, and other non-executive employees. Revenue, pre-tax net income and net income percentage, excluding stock-based compensation expense were key financial components of our 2007 Annual Incentive Cash Bonus Program. The financial targets under the 2007 Annual Incentive Cash Bonus Program were $42.1 million in revenue and 3.5% of pre-tax net income, excluding stock-based compensation expense. In 2007, our revenue was $51 million, an increase of 26% compared to 2006 and pre-tax net income, excluding stock-based compensation, was $4.7 million, an increase of 213% compared to 2006. The target bonus payout for each executive officer was 70% of salary for our CEO, Mr. Staunton, 60% of salary for our CFO, Mr. Balzer, and 50% of salary for our COO, Mr. Djokovich. Bonus payouts were capped at 200%.

The Compensation Committee and Board reviewed the performance against the objectives set forth in the 2007 Annual Incentive Cash Bonus Program during the first quarter of 2008. Based on 2007 actual financial results, the objectives of the 2007 Annual Incentive Cash Bonus Program were achieved and bonuses based on these objectives were paid to the executive officers at 200% of their target bonus payout percentages during the first quarter of 2008. Cash bonuses were also paid to certain members of senior management, and non-commissioned employees received a cash bonus, the amount of the bonus depended on responsibility level and individual performance.

2008 Annual Incentive Cash Bonus Program
----------------------------------------

In February 2008, the Committee and Board approved the financial targets for the Company's 2008 Annual Incentive Cash Bonus Program. Participants in the 2008 Annual Incentive Cash Bonus Program include our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, certain Senior Vice President and Vice Presidents, and other non-executive employees. The 2008 Annual Incentive Cash Bonus Program requires 100% achievement of certain levels of revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense prior to any payouts under the plan. The target bonus payout for each executive officer will be 100% of base salary for our CEO, Mr. Staunton; 75% of base salary for our CFO, Mr. Balzer; and 65% of base salary for our COO, Mr. Djokovich.

                                   Page-27

The financial targets under the 2008 Annual Incentive Cash Bonus Program are as follows:

-  24% to 28% total revenue growth year over year
-  10% to 12% pre-tax net income, excluding stock-based compensation expense

The cash bonuses are payable in the first quarter after year-end financial results have been issued. The eligible participants must be employed on the date of bonus payout to participate in the program.

Equity Awards and Long-term Incentives
--------------------------------------

The Compensation Committee of the Board of Directors views the granting of performance-based stock awards as a valuable incentive that serves to attract, retain and motivate executive officers and other key employees, as well as align their interests more closely with our corporate objectives.

Challenge Grants
----------------

The Company's executive officers and certain members of senior management participate in our 2007 Challenge Grants Program. The Compensation Committee and Board approved the 2007 Challenge Grants for the period of January 2007 through December 2009.

Under the 2007 Challenge Grants Program, the Committee and Board approved the grant of restricted stock awards to each of Mr. Staunton, our CEO; Mr. Balzer, our CFO; and Mr. Djokovich, our COO, subject to the Company's achievement of certain operational milestones by no later than December 31, 2009.
Mr. Staunton was granted 165,000 shares of restricted stock, Mr. Balzer was granted 140,000 shares of restricted stock, and Mr. Djokovich was granted 90,000 shares of restricted stock. The vesting of such restricted stock awards is based upon the achievement of the long-term incentive performance targets approved by the Compensation Committee. The restricted stock awards shall be subject to no vesting condition other than achievement by the Company of the performance targets before or as of December 31, 2009, and the full-time employment by the Company of the recipient of a restricted stock award on the last day of the year in which the incentive performance target is achieved. If the minimum performance targets for annual revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense, by year-end 2009 are not realized, or if the recipient of a restricted stock award is not a full-time employee of the Company on the last day of the year in which the incentive performance target is achieved, the restricted stock awards will not vest and such shares will be forfeited. Partial achievement of the performance targets above a minimum specified level for annual revenue and net income before stock-based compensation expense will result in partial vesting of the restricted stock awards.

                                   Page-28

Restricted Stock Awards
-----------------------

In 2006 and on a limited basis, the Company began granting employees restricted stock awards ("RSA") in addition to stock options. Stock options provide actual economic value to the holder if the price of our common stock has increased from the grant date at the time the option is exercised. In contrast, RSAs have economic value when they vest, even if the stock price declines or stays flat. RSAs assist us in retaining executive officers because they have more stable value. Restricted stock generally vests in a one-year period as long as the optionee remains an employee.

In February 2007, based on our Company's accomplishments during 2006, the Compensation Committee and Board approved a special bonus of restricted stock to our Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, members of senior management and certain employees based on individual performance. All such restricted stock awards vested in February 2008. Mr. Staunton received 27,354 shares, Mr. Balzer received 17,026 shares, and Mr. Djokovich received 12,278 shares of common stock.

Stock Option Grants
-------------------

To encourage an optionee to remain in our employ, options generally vest in annual installments over four years. In 2007, options to purchase an aggregate of 290,000 shares of Common Stock and 451,658 shares of restricted stock were granted to executive officers, which represented approximately 50% of all options and restricted stock granted to our employees in 2007. Information concerning options granted during 2007 to named executive officers is provided in the table entitled "Grants of Plan-Based Awards for 2007" below.

On December 11, 2007, the Compensation Committee and Board granted annual stock options to our named executive officers and employees. All such stock option grants have a four year vesting period with 25% of the grant vesting on December 11, 2008 and annually 25% thereafter and carry an exercise price of $4.07 per share; the exercise price was the closing price of the Company's common stock on the grant date. Mr. Staunton received a stock option to purchase 130,000 shares, Mr. Balzer received a stock option to purchase 100,000 shares and Mr. Djokovich received a stock option to purchase 60,000 shares of common stock.

Retirement and Other Benefits
-----------------------------

In order to attract and retain employees and provide support in the event of illness or injury, we offer all of our employees, including executive officers, medical and dental coverage, disability insurance and life insurance. All of our executive officers are entitled to participate in these plans.

                                   Page-29

We do not have a defined retirement plan for executives or employees, but instead encourage saving for retirement through our 401(k) Plan, to which we make matching contributions. Employees may contribute up to the maximum voluntary deferral amount allowed by the Internal Revenue Service. In 2007, we contributed 25% of the first 6% of salary contributed to the plan by those participating employees as a matching contribution. Payment of matching funds is paid to employees on a quarterly basis and employees must be employed on the last day of the quarter to receive the matching contribution. The Committee approved this same program for 2008. All employee contributions are vested upon contribution and any matching is vested based on years of service. Vesting is 20% each year after the first year of service.

We provide car allowance, air and other travel for executive officers for business purposes only.

Change-in-Control Agreements
----------------------------

Effective April 25, 2007, the Company entered into Change-in-Control Agreements (the "Agreements") with its executive officers: William W. Staunton, Chief Executive Officer; Eric A. Balzer, Chief Financial Officer; and Robert R. Djokovich, Chief Operating Officer (collectively, the "Executive Officers"). The Company entered into such Agreements to induce and help assure continuity of management and operations. The Agreements continue in effect until April 25, 2009 and automatically renew for successive one (1) year terms unless notice of non-renewal is given ninety (90) days prior to such renewal date.

Under the Agreements, executive officers, in the event of termination of the executive's employment by the Company within 12 months of a change-in-control, other than for "Cause," or by the executive for "Good Reason," will receive:

-  A severance payment equal to two times current annual base salary;

- An amount equal to the greater of either two times the bonus paid to the executive for the prior fiscal year, or two times the target bonus for the current year.

- Immediate acceleration of vesting of all outstanding equity awards (stock options and restricted stock) granted to the executive;

- Reimbursement for up to 18 months of continued eligibility to participate in medical and health benefit plans on the same use, terms and conditions in effect for the executive prior to his/her termination, plus the cash value of an additional 6 months of the same coverage.

-  Reimbursement of any excise taxes imposed under Internal Revenue Code
   Section 280G.

                                   Page-30

2007 Executive Officers Compensation Overview
---------------------------------------------

Mr. William W. Staunton is our Chief Executive Officer. His compensation in 2007 consisted of an annual salary of $400,000, $33,605 vacation cash payout, $30,000 for housing, auto and travel allowances and $3,375 of matching contribution 401(k) funds. Mr. Staunton was paid $560,000 in February 2008, as a bonus for the achievement of the goals of the 2007 Annual Incentive Cash Bonus Program. In December 2007, 90,000 shares of restricted stock vested to Mr. Staunton as a competitive market adjustment. In February 2007, Mr. Staunton received a restricted stock award of 27,354 shares with a one year vesting period as a special bonus. In February 2007, the Compensation Committee also approved a restricted stock award of 165,000 shares to Mr. Staunton and vesting of such restricted stock awards is based upon the achievement of the long-term incentive performance targets before or as of December 31, 2009 and full-time employment on the last day of the year in which the incentive performance target is achieved. Partial achievement of the performance targets above a minimum specified level for revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense will result in partial vesting of the restricted stock awards.

Mr. Eric A. Balzer is our Chief Financial Officer. His compensation in 2007 consisted of an annual salary of $292,367, $7,591 for travel allowance and $3,375 of matching contribution 401(k) funds. Mr. Balzer was paid $350,840 in February 2008, as a bonus for the achievement of the goals of the 2007 Annual Incentive Cash Bonus Program. In December 2007, 60,000 shares of restricted stock vested to Mr. Balzer as a competitive market adjustment. In February 2007, Mr. Balzer received a restricted stock award of 17,026 shares with a one year vesting period as a special bonus. In February 2007, the Compensation Committee also approved a restricted stock award of 140,000 shares to Mr. Balzer and vesting of such restricted stock awards is based upon the achievement of the long-term incentive performance targets before or as of December 31, 2009 and full-time employment on the last day of the year in which the incentive performance target is achieved. Partial achievement of the performance targets above a minimum specified level for revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense will result in partial vesting of the restricted stock awards.

Mr. Robert R. Djokovich is our Chief Operating Officer. His compensation in 2007 consisted of an annual salary of $246,100 and $3,375 of matching contribution 401(k) funds. Mr. Djokovich was paid $246,000 in February 2008, as a bonus for the achievement of the goals of the 2007 Annual Incentive Cash Bonus Program. In December 2007, 32,500 shares of restricted stock vested to Mr. Djokovich as a competitive market adjustment. In February 2007, Mr. Djokovich received a restricted stock award of 12,278 shares with a one year vesting period as a special bonus. In February 2007, the Compensation Committee also approved a restricted stock award of 60,000 shares to Mr. Djokovich and vesting of such restricted stock awards is based upon the achievement of the long-term incentive performance targets before or as of December 31, 2009 and full-time employment on the last day of the year in which the incentive performance target is achieved. Partial achievement of the performance targets above a minimum specified level for revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense will result in partial vesting of the restricted stock awards.

                                   Page-31

Deductibility of Executive Compensation
---------------------------------------

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the
Code), a publicly held corporation will not be allowed a federal income tax deduction for compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year unless such compensation was based on performance goals and certain other conditions are satisfied. The Compensation Committee takes the limitations of
Section 162(m) into account in making its compensation decisions, but such limitations are not necessarily a determining factor.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation Committee during 2007 were Jack L. Saltich, William G. Howard, and William L. George. None of our executive officers or employees were members of our Compensation Committee during 2007.

                       COMPENSATION COMMITTEE REPORT

The Compensation Committee members reviewed and discussed with management the Compensation Discussion and Analysis information required by Item 402(b) of Regulation S-K and contained in this proxy statement, and recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for the 2008 Annual Meeting of Stockholders and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

                                                  Jack L. Saltich, Chair
                                                  William G. Howard
                                                  William L. George

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning all compensation awarded to, earned by or paid to our Chief Executive Officer, our Chief Financial Officer, and our Chief Operating Officer, during the fiscal years ended December 31, 2007 and 2006.

                                   Page-32

                                                                     Non-Equity
Name and                                      Stock      Option    Incentive Plan     All Other
Principal Position       Year   Salary($)   Awards($)   Awards($)  Compensation($)  Compensation($)   Total($)
                                               (1)        (1)            (2)
-------------------      ----   ---------   ---------   ---------  --------------   ---------------  ----------

William W. Staunton       2007   400,000     492,798     172,545      560,000         66,980(3)    1,692,323
Chief Executive Officer   2006   357,706      11,007     84,617                       61,968(4)      515,298

Eric A. Balzer            2007   292,367     345,653     97,380       350,840         10,966(5)    1,097,206
Chief Financial Officer   2006   265,788       7,338     51,624                       24,294(6)      334,657

Robert R. Djokovich(7)    2007   246,100     203,295     52,310       246,000          3,375(8)      751,080
Chief Operating Officer

-----------

(1) This column reflects the values recognized for stock option and restricted stock awards for financial statement reporting purposes for the fiscal year ended December 31, 2007 and thus may include amounts from awards granted during and prior to 2007. Please see a discussion of all assumptions used in the valuation of these awards in Note 7 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007.

(2)  Accrued bonus for fiscal year 2007 paid in 2008.

(3) For fiscal year 2007 includes $33,605 for unused vacation time, $30,000 for housing and car allowances and $3,375 for our matching contribution to our 401(k) Retirement Plan.

(4) For fiscal year 2006 includes $16,801 for unused vacation time, $41,867 for housing and car allowances and $3,300 for our matching contribution to our 401(k) Retirement Plan.

(5) For fiscal year 2007 includes 7,591 for travel to and from our headquarters and $3,375 for our matching contribution to our 401(k) Retirement Plan.

(6) For fiscal year 2006 includes $15,000 for unused vacation time, $5,994 for travel to and from our headquarters and $3,300 for our matching contribution to our 401(k) Retirement Plan.

(7) Mr. Djokovich was appointed as an executive officer of our Company in April 2007.

(8)  Amount paid for our matching contribution to our 401(k) Retirement Plan.

                                   Page-33

                     GRANTS OF PLAN-BASED AWARDS FOR 2007

                        Estimated     Estimated Future Payouts
                        Future              under Equity
                        Payouts        Incentive Plan Awards(1)
                        Under        --------------------------    All Other                  Grant Date
                        Non-Equity   Number         Number of    Stock Awards                  Exercise
                        Incentive    of Stock       Securities      Number      All Other      Price of       Fair Value of
Name           Grant    Awards       of Units       Underlying    of Stock        Option        Option         Stock and
               Date     Cash($)      (maximum)(#)   Options(#)   or Units(#)     Awards(#)    Awards($/sh)   Option Awards($)
                                                                      (1)           (1)                             (2)
----------   --------   ----------   ------------   ----------   ------------   -----------   ------------   ----------------

William W.
Staunton                 560,000
              2/23/07                                              27,354                                         76,865
              2/23/07                 165,000(3)                                                                 463,650
             12/11/07                                                            130,000        4.07             360,100

Eric A.
Balzer                   350,840
              2/23/07                                              17,026                                         47,843
              2/23/07                 140,000(3)                                                                 393,400
             12/11/07                                                            100,000        4.07             277,000

Robert R.
Djokovich                246,000
              2/23/07                                              12,278                                         34,501
              2/23/07                  90,000(3)                                                                 252,900
             12/11/07                                                             60,000        4.07             166,200

----------

(1) All grants to the named executive officers during fiscal 2007 were made under the Company's 2005 Incentive Award Plan.

(2) The Company applies the Black-Scholes valuation method to compute the estimated fair value of the stock options and recognizes compensation expense, net of estimated forfeitures on a straight-line basis so that the award is fully expensed at the vesting date. Restricted stock awards were valued at the closing price on the date of grant and compensation expense, net of estimated forfeitures on a straight-line basis so that the award is fully expensed at the vesting date.

                                   Page-34

(3) The vesting of such restricted stock awards is based upon the achievement of long-term incentive performance targets on or prior to December 31, 2009, and the full-time employment by the Company of the recipient of a restricted stock award on the last day of the year in which the incentive performance target is achieved. If the minimum performance targets for annual revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense by year-end 2009 are not realized, or if the recipient of a restricted stock award is not a full-time employee of the Company on the last day of the year in which the incentive performance target is achieved, the restricted stock awards will not vest and such shares will be forfeited. Partial achievement of the performance targets above a minimum specified level for annual revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense will result in partial vesting of the restricted stock awards.

              OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

                              Option Awards                            Stock Awards
             =================================================   ========================
                                                                              Equity
                                                                              Incentive
                                                                 Equity       Plan
                                                                 Incentive    Awards:
                                                                 Plan         Market
                                                                 Awards:      or Payout
                                                                 Number of    Value of
                                                                 Unearned     Unearned
              Number of    Number of                             Shares,      Shares,
              Securities   Securities                            Units        Units
              Underlying   Underlying                            or Other     or Other
              Unexercised  Unexercised    Option    Option       Rights that  Rights that
              Options(#)   Options(#)     Exercise  Expiration   Have Not     Have Not
Name          Exercisable  Unexercisable  Price($)  Date         Vested(#)    Vested($)
                                                                                  (1)
----------    -----------  -------------  --------  ----------   -----------  -----------

William W.                                                          27,354(2)   117,622
Staunton                                                           165,000(3)   709,500
                     0       130,000(4)      4.070   12/11/2017
                58,750       176,250(5)      3.720   12/19/2016
                50,000       150,000(6)      1.910    3/30/2016
               150,000(7)          0         3.710   12/02/2014
               100,000(8)          0         2.320   10/21/2013
               100,000(9)          0         3.800   12/03/2012
                75,000(10)         0         1.880   10/16/2011
               200,000(11)         0         5.500   12/15/2010

                                   Page-35

Eric A.                                                             17,026(2)    73,212
Balzer                                                             140,000(3)   602,000
                     0       100,000(4)      4.070   12/11/2017
                40,000       120,000(5)      3.720   12/19/2016
                37,500        37,500(12)     2.292   12/07/2015
                75,000(7)          0         3.710   12/02/2014
                60,000(13)         0         3.010   10/26/2014
                25,000(14)         0         3.800   12/03/2012
                10,000(15)         0         7.250    2/02/2011
                15,000(16)         0         7.438    1/28/2010
                 5,000(17)         0        10.563   10/03/2010
                 5,000(18)         0         7.406   12/22/2009
                 4,000(19)         0         7.030    9/01/2008

Robert R.                                                           12,278(2)    52,795
Djokovich                                                           90,000(3)   387,000
                     0        60,000(4)      4.070   12/11/2017
                20,000        60,000(5)      3.720   12/19/2016
                15,000        45,000(6)      1.910    3/30/2016

-----------

(1) Based on the closing price as reported on the Nasdaq Global Market on December 31, 2007 of $4.30.

(2) Restricted stock awards that vest one year from the grant date of February 23, 2007.

(3) The vesting of such restricted stock awards is based upon the achievement of the long-term incentive performance targets on or prior to December 31, 2009, and the full-time employment by the Company of the recipient of a restricted stock award on the last day of the year in which the incentive performance target is achieved. If the minimum performance targets for annual revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense by year-end 2009 are not realized, or if the recipient of a restricted stock award is not a full-time employee of the Company on the last day of the year in which the incentive performance target is achieved, the restricted stock awards will not vest and such shares will be forfeited. Partial achievement of the performance targets above a minimum specified level for annual revenue, pre-tax net income, net income percentage, excluding stock-based compensation expense will result in partial vesting of the restricted stock awards.

(4) Option was granted on December 11, 2007 and vests in four equal annual installments one year from the date of grant.

(5) Option was granted on December 19, 2006 and vests in four equal annual installments one year from the date of grant.

                                   Page-36

(6) Option was granted on March 30, 2006 and vests in four equal annual installments one year from the date of grant.

(7) Option was granted on December 2, 2004, 25% of the shares vested on December 2, 2005, and the remaining shares vested on December 30, 2005 as a result of our Board of Directors' approval to accelerated vesting of all options granted with an exercise price greater than $3.50. Option was fully vested on December 30, 2005.

(8) Option was granted on October 21, 2003, vested in four equal annual installments, and was fully vested on October 21, 2007.

(9) Option was granted on December 3, 2002, 25,000 shares vested in three equal annual installments, and 25,000 shares vested on December 30, 2005 as a result of our Board of Directors' approval to accelerated vesting of all options granted with an exercise price greater than $3.50. Option was fully vested on December 30, 2005.

(10) Option was granted on October 16, 2001, vested in four equal annual installments, and was fully vested on October 16, 2005.

(11) Option was granted on December 14, 2000, 50,000 shares vested on June 15, 2001 and the remaining shares vested in three equal annual installments, and was fully vested on December 15, 2003.

(12) Option was granted on December 7, 2005 and vests in four equal annual installments one year from the date of grant.

(13) Option was granted on October 26, 2004, vested in twelve equal monthly installments, and was fully vested on September 26, 2005.

(14) Option was granted on December 3, 2002 and was fully vested on December 3, 2002. This option was granted to Mr. Balzer during the time he served solely as a director of the Company.

(15) Option was granted on February 2, 2001 and was fully vested on February 2, 2001. This option was granted to Mr. Balzer during the time he served solely as a director of the Company.

(16) Option was granted on January 28, 2000 and was fully vested on January 28, 2000. This option was granted to Mr. Balzer during the time he served solely as a director of the Company.

(17) Option was granted on October 3, 2000 and was fully vested on October 3, 2000. This option was granted to Mr. Balzer during the time he served solely as a director of the Company.

(18) Option was granted on December 22, 1999 and was fully vested on December 22, 1999. This option was granted to Mr. Balzer during the time he served solely as a director of the Company.

(19) Option was granted on September 1, 1998, vested in four equal annual installments, and was fully vested on September 1, 2002. This option was granted to Mr. Balzer during the time he served solely as a director of the Company.

                                   Page-37

                      OPTION EXERCISES AND STOCK VESTED

                           Option Awards               Stock Awards
                     =========================   ========================
                       Number                      Number
                      of Shares       Value       of Shares      Value
                     Acquired on   Realized on   Acquired on  Realized on
Name                 Exercise(#)   Exercise($)    Vesting(#)   Vesting($)
-------------------  -----------   -----------   -----------  -----------
William W. Staunton          0             0      90,000(1)     $366,300

Eric A. Balzer               0             0      60,000        $244,200

Robert R. Djokovich          0             0      32,500(2)     $132,275

----------

(1) The Company reacquired 27,972 shares of restricted stock from Mr. Staunton to pay his withholding tax obligation upon vesting. The sale price to the Company was the closing price of our common stock on the vesting date, December 19, 2007. Mr. Staunton received a net total of 62,028 shares.

(2) The Company reacquired 10,101 shares of restricted stock from Mr. Djokovich to pay his withholding tax obligation upon vesting. The sale price to the Company was the closing price of our common stock on the vesting date, December 19, 2007. Mr. Djokovich received a net total of 22,399 shares.

                         CHANGE-OF-CONTROL AGREEMENTS

Effective April 25, 2007, the Company entered into a Change-in-Control Agreement (the "Agreements") with its executive officers: William W. Staunton, Chief Executive Officer; Eric A. Balzer, Chief Financial Officer; and Robert R. Djokovich, Chief Operating Officer (collectively, the "Executive Officers"). The Company entered into the Agreements to induce and help assure continuity of management and operations. The Agreements are effective until April 25, 2009 and shall automatically renew for successive one (1) year terms unless notice of non-renewal is given ninety (90) days prior to such renewal date.

As defined in the Agreements, a "Change-in-Control" generally includes the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding voting securities of the Company; (ii) the approval by the Company's stockholders of a merger of the Company with or into any other corporation of which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, unless (A) a majority of the members of the Company's board of directors continue to be members of the board of directors of the surviving corporation, or (B) no entity or person following the merger owns greater than 50% of the outstanding securities of the surviving entity;
(iii) a consolidation of the Company with any other corporation; (iv) sale or disposition of all or substantially all of the Company's assets or the adoption of a plan of complete liquidation; or (iv) the members of the Board of Directors or those Board members nominated by the Company for election to the Board cease for any reason to constitute a majority of the Board.

                                   Page-38

The Agreements also provide for the Company's additional payment to the Executive Officers of the amount of any excise tax payable pursuant to
Section 280G of the Internal Revenue Code by the Executive Officer pursuant to a payment under the Agreement in relation to a change-in-control.

    POTENTIAL PAYMENTS UPON TERMINATION FOLLOWING A CHANGE-IN-CONTROL(1)

The table below reflects the hypothetical payments upon a change-in-control and termination of the relative executive officer as of December 31, 2007.

                                                                                     Gross up
                                                                                     of I.R.C.
                                                                                       Golden
                               Cash Severance                                        Parachute
                           ----------------------     Value of                       excise tax
Termination                            Management   Accelerated                    resulting from
Circumstances                Base       Incentive     Unvested      Benefits         Change-in
Within 12 months of        Salary($)     Bonus($)     Equity($)   Continuation($)    Control($)      Total($)
a Change-in-Control          (2)           (3)          (4)            (5)              (6)
-----------------------    ---------   ----------   -----------   ---------------  --------------   ----------
Termination by the
Company Without Cause or
Executive Resignation
for Good Reason:

William W. Staunton        800,000     1,120,000     1,317,747        20,648          921,000       4,179,395
Eric A. Balzer             584,734       701,680       819,562        21,833          507,000       2,178,509
Robert R. Djokovich        492,200       492,200       247,645        27,669          141,000       1,400,714

----------

(1) All references to base salary and bonus amounts refer to amounts described under "Compensation and Analysis" and "Summary Compensation Table."

(2) Under the Agreements, executive officers, in the event of termination of the executive's employment by the Company, other than for "Cause," or by the executive for "Good Reason," the executive will receive a severance payment equal to two times current annual base salary.

(3) This amount is equal to the greater of either two times the bonus paid to the executive for 2007, paid in the first quarter of 2008, or two times the target bonus for 2008 year to be paid in the first quarter of 2009.

(4) The estimated value as of December 31, 2007 of immediate acceleration of vesting of all outstanding equity awards (stock options and restricted stock) granted to the executive.

                                   Page-39

(5) Reimbursement for up to 18 months of continued eligibility to participate in medical and health benefit plans on the same use, terms and conditions in effect for the executive prior to his/her termination, plus the cash value of an additional 6 months of the same coverage.

(6)  We will reimburse any excise taxes imposed under Internal Revenue Code
     Section 280G.

                              CODE OF CONDUCT

Our Code of Conduct, which applies to all employees, including all executive officers and senior officers, and directors is posted to our website www.ramtron.com. Any material changes to the Code of Conduct will also be disclosed on our website. Any waivers of the Code of Conduct for our executive officers, directors or senior financial officers must be approved by our Audit Committee and those waivers, if any would be disclosed on our website under the caption, "Exceptions to the Code of Conduct." There have been no waivers to the Code of Conduct.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, directors, our chief accounting officer, and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish to the Company copies of all Section 16(a) forms filed.

To our knowledge and based solely on our review of the copies of such forms received by us, and written representations from certain reporting persons that no other forms were required during the fiscal year ended December 31, 2007, our required Section 16 filers complied with all applicable Section 16(a) filing requirements.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are our relationships and related-party transactions between our company and our officers, directors and principal stockholders or their affiliates. No new relationships and related-party transactions have been entered into since January 1, 2007.

TRANSACTIONS INVOLVING THE NATIONAL ELECTRICAL BENEFIT FUND. The National Electrical Benefit Fund (the "Fund") was during 2007 and continues to be a principal stockholder of our company.

Pursuant to a Stock and Warrant Purchase Agreement dated March 13, 1989 between the Company and the Fund, as amended, the Company agreed to pay to the Fund, for as long as the Fund owns at least 5% of the outstanding shares of the Company's common stock, a reasonable monthly consulting fee of not more than $5,000 and to reimburse the Fund for all out-of-pocket expenses incurred in monitoring the Fund's investment in the Company. During 2007, the Company was obligated to pay to the Fund approximately $60,000 in payment of such fees and expenses.

                                   Page-40

       PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                            INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Ehrhardt Keefe Steiner & Hottman PC as our independent auditors, to audit our consolidated financial statements for the year ending December 31, 2008. A representative of Ehrhardt Keefe Steiner & Hottman PC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

On April 10, 2007, the Audit Committee engaged Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") as Ramtron's independent registered public accounting firm for the fiscal year ending December 31, 2007.

The independent registered public accounting firm of KPMG, LLP, audited our financial statements for the fiscal year ended December 31, 2006, and were our independent auditors from July 2002 until March 2007.

The aggregate fees billed for professional services by EKS&H, relating to the audit of our 2007 consolidated financial statements and the fees for other professional services billed in 2007 were:

Type of Fee                 2007
------------------        --------
Audit fees                $234,000
All other fees               1,300

AUDIT FEES. EKS&H's fees billed to us relating to the 2007 annual audit services and the review of interim financial statements.

ALL OTHER FEES. EKS&H's fees billed to us during 2007 for Securities and Exchange Commission filings not included in the above categories.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. EKS&H did not render any professional services to us in 2007 with respect to financial information systems design and implementation.

The aggregate fees billed for professional services by KPMG, LLP, relating to the audit of our 2006 consolidated financial statements and the fees for other professional services billed in 2006 were:

Type of Fee                 2006
------------------        --------
Audit fees                $346,301
Audit related fees          12,000
Tax fees                     4,500
All other fees               5,815

AUDIT FEES. KPMG's fees billed to us relating to the 2006 annual audit services and the review of interim financial statements.

                                   Page-41

AUDIT-RELATED FEES. KPMG's fees billed to us during 2006 for audit-related services including fees for our employee benefit plan audit that were not included under the heading "Audit Fees."

TAX FEES. KPMG's fees billed to us during 2006 for tax consultation and tax return preparation services.

ALL OTHER FEES. KPMG's fees billed to us during 2006 for Securities and Exchange Commission filings not included in the above categories.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. KPMG did not render any professional services to us in 2006 with respect to financial information systems design and implementation.

The Audit Committee has established a policy whereby the Audit Committee must pre-approve all audit and permitted non-audit services performed by the Company's independent auditors in accordance with a prior description of the services to be performed and specific estimates for each such services. The Audit Committee pre-approved all of the services performed by EKS&H during fiscal 2007.

                          AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls and audit function. During 2007, the Audit Committee was composed of three outside, independent directors, all of whom meet the independence requirements of applicable Securities and Exchange Commission rules and regulations and listing requirements of The Nasdaq Stock Market. During 2007, Mr. Theodore J. Coburn was the Audit Committee financial expert as defined under applicable Securities and Exchange Commission rules and was also deemed to be a financially sophisticated Audit Committee member under applicable NASDAQ rules. The Audit Committee operates under a written charter adopted by the Board of Directors and a copy is filed as Appendix A to this Proxy. The charter is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission and The Nasdaq Stock Market. The Audit Committee Charter is also available on our website at www.ramtron.com.

In connection with our consolidated financial statements for the fiscal year ended December 31, 2007, the Audit Committee has:

- Reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2007 with our independent registered public accounting firm and our management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and the clarity of disclosures in the financial statements.

- Discussed with the independent registered public accounting firm matters required of auditors to be discussed by Statement on Auditing Standards No. 114 (Communication with Audit Committees).

                                   Page-42

- Our independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence.

Based on these actions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

                                                  Theodore J. Coburn, Chair
                                                  William G. Howard
                                                  Jack L. Saltich

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
                             AUDITORS NAMED ABOVE

                                OTHER MATTERS

We currently know of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                  FORM 10-K

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, RAMTRON INTERNATIONAL CORPORATION, 1850 RAMTRON DRIVE, COLORADO SPRINGS, COLORADO 80921.

==============================================================================

                                           By Order of the Board of Directors

                                           /s/ Eric A. Balzer
                                           ------------------------
                                           Eric A. Balzer
                                           Secretary

Colorado Springs, Colorado
April 22, 2008

                                    Page-43

                                  APPENDIX A

                       RAMTRON INTERNATIONAL CORPORATION
                             AUDIT COMMITTEE CHARTER

Purpose
-------

The purpose of the Audit Committee (the "Committee") of the Board of Directors of Ramtron International Corporation, a Delaware corporation (the "Company"), is to represent and assist the Board of Directors in its general oversight of the Company's accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company.

Composition of the Committee
----------------------------

The Committee will be comprised of three or more members. Each Committee member shall meet the director and audit committee member independence and financial literacy criteria of The Nasdaq Stock Market, Inc. ("Nasdaq"). At least one member of the Committee must be financially sophisticated as determined by the Board of Directors, and no Committee member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to the appointment of such member to the Committee. Appointment to the Committee, including the designation of the Chair of the Committee and the designation of any Committee members as "audit committee financial experts," shall be made by the full Board of Directors. Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

Each Committee member shall be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. The designation or identification of a person as having financial sophistication or as a financial expert shall not (a) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification; or (b) affect the duties, obligations or liability of any other member of the Committee or Board of Directors.

Duties and Responsibilities of the Committee
--------------------------------------------

The Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board of Directors. Management is responsible for (a) the preparation, presentation and integrity of the Company's financial statements; (b) accounting and financial reporting principles; and (c) the Company's internal controls and procedures designed to promote compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards.

                                   Page-44

In performing its responsibilities, the Committee shall have the full power and authority to carry out the following responsibilities in accordance with Nasdaq listing requirements and rules and regulations promulgated by the Securities and Exchange Commission ("SEC"):

1.  Retain the Independent Auditors:  The Committee has the sole authority to
(a) retain and terminate the Company's independent auditors, (b) approve all audit engagement fees, terms and services and (c) approve any non-audit engagements with the Company's independent auditors. The Committee may delegate the authority to grant any pre-approvals of non-audit engagements to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

2. Review and Discuss the Independence of the Auditors: In connection with the retention of the Company's independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee is responsible for
(a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, including Independence Standards Board Standard 1, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and
(c) taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the auditor. In connection with the Committee's evaluation of the auditors' independence, the Committee shall also take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company's audit engagement team.

3. Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors.

4. Review and Discuss the Audit Plan and Results: The Committee shall review and discuss with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and
(c) the results of the independent auditor's procedures with respect to interim periods.

5. Review and Discuss Conduct of the Audit: The Committee shall provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present, evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

                                   Page-45

6. Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, as well as (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (b) the Company's internal audit procedures; and
(c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

7. Review and Discuss Earnings Press Releases: The Committee is to review and discuss earnings and other financial press releases (including any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

8. Review and Discuss Internal Audit Plans: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

9. Review and Discuss Internal Audit Reports: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

10. Review and Discuss the Recommendations of Independent Auditors: The Committee may review and discuss with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

11. Review and Discuss External Audit Reports: The Committee is to review and discuss reports from the independent auditors on (a) all critical accounting policies and practices used by the Company; (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

                                   Page-46

12. Assurance Regarding Conduct. Obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under SEC rules and regulations.

13. Discuss Risk Management Policies: The Committee is to discuss guidelines and policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

14. Obtain Reports Regarding Conformity With Legal Requirements and the Company's Code of Conduct: The Committee shall investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between the Company and any employee, officer or member of the Board of the Company or any affiliates of the foregoing. The Committee is to periodically obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct. The Committee should advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

15. Approve Related Party Transactions: The Committee is to approve all related party transactions that are required to be disclosed pursuant to
Item 404 of Regulation S-K promulgated by the SEC.

16. Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Committee is to establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and
(b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

17. Discuss with Compliance Officer or Counsel Matters Regarding Financial Statements or Compliance Policies: The Committee should discuss with the Company's compliance officer and legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

18. Review and Discuss Other Matters: The Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

                                   Page-47

19. Make Board Reports: The Committee should report its activities regularly to the Board of Directors in such manner and at such times as the Committee and the Board of Directors deem appropriate, but in no event less than once a year. Such report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

20. Maintain Flexibility. The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

Meetings of the Committee
-------------------------

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee may also take any action permitted hereunder by unanimous written consent.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet with the Company's management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believes should be discussed privately.

Resources and Authority of the Committee
----------------------------------------

The Committee shall have the resources and authority appropriate to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Company will provide for appropriate funding, as determined by the Committee, for payment of expenses of the Committee and any independent advisors the Committee may retain.

Audit Committee Report
----------------------

The Committee will prepare, with the assistance of management and outside legal counsel, the Audit Committee Report to be included in the Company's annual proxy statement.

                                   Page-48

Annual Review of Charter
------------------------

The Committee will conduct and review with the Board of Directors annually an evaluation of the adequacy of this Charter and recommend any changes to the Board of Directors. The Committee may conduct this charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation
-----------------------------

The Committee will conduct and review with the Board of Directors annually an evaluation of the Committee's performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

                                   Page-49

PROXY                                                                    PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       RAMTRON INTERNATIONAL CORPORATION

                      2008 Annual Meeting of Stockholders

The undersigned stockholder(s) of Ramtron International Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated
April 22, 2008, and hereby appoints William W. Staunton, III and Gery E. Richards, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held May 22, 2008, at 10:30 a.m., local time, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth on reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorney-in-fact hereunder.

DO NOT FOLD, STAPLE OR MUTILATE.

                         (To be Signed on Reverse Side)
                                 SEE REVERSE SIDE

                                   Page-50

                        RAMTRON INTERNATIONAL CORPORATION
             PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.
                                     ( X )

1.  ELECTION OF DIRECTORS:

Nominees:  William G. Howard; William W. Staunton, III; Eric A. Balzer;
           William L. George; Jack L. Saltich, Theodore J. Coburn and
           Eric Kuo.

                       FOR           WITHHELD
                       ALL           FROM ALL
                     NOMINEES        NOMINEES
                      (    )          (    )

    FOR, except vote withheld from the following nominee(s):

      (    )------------------------------------------------------------------
                                List Nominee(s)

2.  APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS:

To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year ending December 31, 2008.

                   FOR          AGAINST          ABSTAIN
                 (     )        (     )          (     )


OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorney-in-fact hereunder.

                                              Dated                      2008
                                                   ---------------------
Signature(s)
            ------------------------------------------------------------------
(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                    Page-51